UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Date of Report (Date of earliest event reported):    June 23, 2005

GREATER COMMUNITY BANCORP (Exact name of registrant as specified in its charter)

NEW JERSEY (State or other jurisdiction of incorporation)	01-14294 (Commission File No.)	22-2545165 (IRS Employer Identification no.)

55 UNION BOULEVARD, TOTOWA, NJ (Address of principal executive offices)	07512 (Zip Code)

Registrant's telephone number, including area code:    973-942-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

At its regular meeting on June 21, 2005, the Board of Directors of Greater Community Bancorp declared a stock dividend of 2.5% and a per share cash dividend of $0.13 payable July 29, 2005 to shareholders of record on July 15, 2005.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is being filed with this Report and is attached hereto:

99.1	Press Release issued June 22, 2005 announcing a 2.5% stock dividend and a $0.13 per share cash dividend on the Company's outstanding common stock.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2005	GREATER COMMUNITY BANCORP (Registrant) /s/ Naqi A. Naqvi (Signature) Naqi A. Naqvi Senior Vice President, Treasurer and Cheif Financial Officer